POWER OF ATTORNEY

     I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine E. Foley, Lloyd Lipsett, Michael H. Koonce, John A. Dudley, Robert N. Hickey, David M. Leahy and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of First Union National Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


         In Witness Whereof, I have executed this Power of Attorney as of June 22, 2001.

Signature                                  Title

/s/ Charles A. Austin, III                 Trustee
Charles A. Austin, III

                                POWER OF ATTORNEY

     I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine E. Foley, Lloyd Lipsett, Michael H. Koonce, John A. Dudley, Robert N. Hickey, David M. Leahy and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of First Union National Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


         In Witness Whereof, I have executed this Power of Attorney as of June 22, 2001.

Signature                                  Title

/s/ Gerald M. McDonnell                    Trustee
Gerald M. McDonnell

                                POWER OF ATTORNEY

     I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine E. Foley, Lloyd Lipsett, Michael H. Koonce, John A. Dudley, Robert N. Hickey, David M. Leahy and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of First Union National Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


         In Witness Whereof, I have executed this Power of Attorney as of June 22, 2001.

Signature                                  Title

/s/ Thomas L. McVerry                      Trustee
Thomas L. McVerry

                                POWER OF ATTORNEY

     I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine E. Foley, Lloyd Lipsett, Michael H. Koonce, John A. Dudley, Robert N. Hickey, David M. Leahy and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of First Union National Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


         In Witness Whereof, I have executed this Power of Attorney as of June 22, 2001.

Signature                                  Title

/s/ Russell A. Salton, III                 Trustee
Russell A. Salton, III, M.D.

                                POWER OF ATTORNEY

     I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine E. Foley, Lloyd Lipsett, Michael H. Koonce, John A. Dudley, Robert N. Hickey, David M. Leahy and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of First Union National Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


         In Witness Whereof, I have executed this Power of Attorney as of June 22, 2001.

Signature                                  Title

/s/ K. Dun Gifford                         Trustee
K. Dun Gifford

                                POWER OF ATTORNEY

     I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine E. Foley, Lloyd Lipsett, Michael H. Koonce, John A. Dudley, Robert N. Hickey, David M. Leahy and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of First Union National Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


         In Witness Whereof, I have executed this Power of Attorney as of June 22, 2001.

Signature                                  Title

/s/ Leroy Keith, Jr.                       Trustee
Leroy Keith, Jr.

                                POWER OF ATTORNEY

     I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine E. Foley, Lloyd Lipsett, Michael H. Koonce, John A. Dudley, Robert N. Hickey, David M. Leahy and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of First Union National Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


         In Witness Whereof, I have executed this Power of Attorney as of June 22, 2001.

Signature                                  Title

/s/ David M. Richardson                    Trustee
David M. Richardson

                                POWER OF ATTORNEY

     I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine E. Foley, Lloyd Lipsett, Michael H. Koonce, John A. Dudley, Robert N. Hickey, David M. Leahy and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Chairman of the Board and Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of First Union National Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


         In Witness Whereof, I have executed this Power of Attorney as of June 22, 2001.

Signature                                  Title

/s/ Michael S. Scofield                    Chairman of the Board and Trustee
Michael S. Scofield

                                POWER OF ATTORNEY

     I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine E. Foley, Lloyd Lipsett, Michael H. Koonce, John A. Dudley, Robert N. Hickey, David M. Leahy and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of First Union National Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


         In Witness Whereof, I have executed this Power of Attorney as of June 22, 2001.

Signature                                  Title

/s/ Richard J. Shima                       Trustee
Richard J. Shima

                                POWER OF ATTORNEY

     I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine E. Foley, Lloyd Lipsett, Michael H. Koonce, John A. Dudley, Robert N. Hickey, David M. Leahy and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of First Union National Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


         In Witness Whereof, I have executed this Power of Attorney as of June 22, 2001.

Signature                                  Title

/s/ William W. Pettit                      Trustee
William W. Pettit

                                POWER OF ATTORNEY

     I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine E. Foley, Lloyd Lipsett, Michael H. Koonce, John A. Dudley, Robert N. Hickey, David M. Leahy and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of First Union National Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


         In Witness Whereof, I have executed this Power of Attorney as of June 22, 2001.

Signature                                  Title

/s/ Louis W. Moelchert                     Trustee
Louis W. Moelchert

                                POWER OF ATTORNEY

     I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine E. Foley, Lloyd Lipsett, Michael H. Koonce, John A. Dudley, Robert N. Hickey, David M. Leahy and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Trustee and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of First Union National Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


         In Witness Whereof, I have executed this Power of Attorney as of June 22, 2001.

Signature                                  Title

/s/ Richard Wagoner                        Trustee
Richard Wagoner

                                POWER OF ATTORNEY

     I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine E. Foley, Lloyd Lipsett, Michael H. Koonce, John A. Dudley, Robert N. Hickey, David M. Leahy and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter President and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of First Union National Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


         In Witness Whereof, I have executed this Power of Attorney as of June 22, 2001.

Signature                                  Title

/s/ William M. Ennis                       President
William M. Ennis

                                POWER OF ATTORNEY

     I, the undersigned, hereby constitute Maureen E. Towle, Sally E. Ganem, Catherine E. Foley, Lloyd Lipsett, Michael H. Koonce, John A. Dudley, Robert N. Hickey, David M. Leahy and David Mahaffey, and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign for me and in my name in the capacity indicated below any and all registration statements, including, but not limited to, Forms N-8A, N-8B-1, S-5, N-14 and N-1A, as amended from time to time, and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time all investment companies of which I am now or hereafter Treasurer and for which Evergreen Investment Management Company, LLC, or any other investment advisory affiliate of First Union National Bank, serves as Advisor or Manager and registering from time to time the shares of such companies, and generally to do all such things in my name and on my behalf to enable such investment companies to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all registration statements and amendments thereto.


         In Witness Whereof, I have executed this Power of Attorney as of June 22, 2001.

Signature                                  Title

/s/ Carol A. Kosel                         Treasurer
Carol A. Kosel